Dividends	12 Months Ended
Dec. 31, 2013
Dividends [Abstract]
Dividends
DIVIDENDS
We maintain a policy of paying an annual variable dividend that, if declared, would be payable shortly after the close of the year. This annual variable dividend is based on a target percentage of after-tax underwriting income multiplied by a companywide performance factor (“Gainshare factor”), subject to the limitations discussed below. The target percentage is determined by our Board of Directors on an annual basis and announced to shareholders and the public. For 2013, the Board determined the target percentage to be 33-1/3% of annual after-tax underwriting income, which is unchanged from the target percentage in both 2012 and 2011.
The Gainshare factor can range from zero to two and is determined by comparing our operating performance for the year to certain predetermined profitability and growth objectives approved by the Compensation Committee of the Board. This Gainshare factor is also used in the annual cash bonus program currently in place for our employees (our “Gainsharing program”). Although recalibrated every year, the structure of the Gainsharing program generally remains the same. For 2013, the Gainshare factor was 1.21, compared to 1.12 in 2012 and 1.10 in 2011.
Our annual dividend program will result in a variable payment to shareholders each year, subject to certain limitations. If the Gainshare factor is zero or if our comprehensive income is less than after-tax underwriting income, no dividend would be payable under our annual variable dividend policy. However, the ultimate decision on whether or not a dividend will be paid is in the discretion of the Board of Directors. The Board could decide to alter our policy, or not to pay the annual variable dividend for future years, at any time prior to the declaration of the dividend for the year. Such an action by the Board could result from, among other reasons, changes in the insurance marketplace, changes in our performance or capital needs, changes in federal income tax laws, disruptions of national or international capital markets, or other events affecting our business, liquidity, or financial position.
In December 2013, the Board of Directors declared an annual variable dividend, which was paid in February 2014 to shareholders of record at the close of business on January 29, 2014. The amount of the dividend was $.4929 per common share, or $293.9 million. The 2012 annual variable dividend was declared by the Board in December 2012 and paid to shareholders in February 2013; the total amount of dividends was $172.0 million, or $.2845 per common share. The 2011 annual variable dividend was declared by the Board in December 2011 and paid to shareholders in February 2012; the total amount of dividends was $249.4 million, or $.4072 per common share.
In addition to the annual variable dividend, in February 2014 (declared in December 2013) and November 2012 (declared in October 2012), we returned $596.3 million and $604.7 million, respectively, to shareholders via special cash dividends of $1.00 per share each.